UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2013

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement.

On November 20, 2013, OraSure Technologies, Inc. (the “Company”) entered into a Settlement and Restated Supply Agreement (the “Settlement Agreement”) with F. Hoffman – La Roche Ltd, Roche Diagnostics GmbH and Roche Diagnostics, Inc. (collectively, “Roche”), pursuant to which the Company and Roche terminated their collaboration for the development and commercialization of fully-automated high throughput oral fluid drugs of abuse assays. Under the Settlement Agreement, Roche will make an initial payment of $8.3 million to the Company and will continue to supply five FDA 510-k cleared assays developed under the collaboration to the Company on a transitional basis for a period of up to five years. The Company has the right to stop the supply of assays prior to the end of the five year period and could receive an additional payment from Roche depending on how early in that five-year period the supply obligation is ended. On November 21, 2013, the Company issued a press release announcing the Settlement Agreement and describing its principal terms. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On November 21, 2013, the Company issued a press release announcing that it has entered into an agreement with Thermo Fisher Scientific to develop and supply up to 12 homogenous fully automated oral fluid drugs of abuse assays to be used with the Company’s new Intercept® oral fluid specimen collection device. The Company will have the right to purchase and resell the assays in the U.S. and in certain foreign countries, subject to completion of development activities and receipt of applicable regulatory approvals. A copy of this press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 21, 2013, announcing the termination of the Company’s oral fluid drugs of abuse collaboration with Roche Diagnostics.

99.2	Press Release, dated November 21, 2013, announcing the Company’s agreement with Thermo Fisher Scientific for the development and distribution of fully automated oral fluid drugs of abuse assays.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 21, 2013	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel
and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 21, 2013, announcing the termination of the Company’s oral fluid drugs of abuse collaboration with Roche Diagnostics.

99.2	Press Release, dated November 21, 2013, announcing the Company’s agreement with Thermo Fisher Scientific for the development and distribution of fully automated oral fluid drugs of abuse assays.